                  THE BANK OF NEW YORK COMPANY, INC.
          POWER OF ATTORNEY FOR REGISTRATION STATEMENT
          ON FORM S-8 UNDER THE SECURITIES ACT OF 1933




     The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints Alan R. Griffith, Thomas A. Renyi, Deno D. Papageorge, Charles E. Rappold, II and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-8, or such appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued under the Employees' Profit-Sharing Plan of the Company, the Employees' Stock Purchase Plan of the Company, the 1993 Long-Term Incentive Plan of the Company together with any interests to be offered or sold pursuant to such plans.

Dated: December 13, 1994
       New York, New York


/s/ William R. Chaney
______________________________
William R. Chaney

                  THE BANK OF NEW YORK COMPANY, INC.
          POWER OF ATTORNEY FOR REGISTRATION STATEMENT
          ON FORM S-8 UNDER THE SECURITIES ACT OF 1933




     The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints Alan R. Griffith, Thomas A. Renyi, Deno D. Papageorge, Charles E. Rappold, II and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-8, or such appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued under the Employees' Profit-Sharing Plan of the Company, the Employees' Stock Purchase Plan of the Company, the 1993 Long-Term Incentive Plan of the Company together with any interests to be offered or sold pursuant to such plans.

Dated: December 13, 1994
       New York, New York



/s/ Samuel F. Chevalier
______________________________
Samuel F. Chevalier

                  THE BANK OF NEW YORK COMPANY, INC.
          POWER OF ATTORNEY FOR REGISTRATION STATEMENT
          ON FORM S-8 UNDER THE SECURITIES ACT OF 1933




     The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints Alan R. Griffith, Thomas A. Renyi, Deno D. Papageorge, Charles E. Rappold, II and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-8, or such appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued under the Employees' Profit-Sharing Plan of the Company, the Employees' Stock Purchase Plan of the Company, the 1993 Long-Term Incentive Plan of the Company together with any interests to be offered or sold pursuant to such plans.

Dated: December 13, 1994
       New York, New York



/s/ Anthony P. Gammie
______________________________
Anthony P. Gammie

                  THE BANK OF NEW YORK COMPANY, INC.
          POWER OF ATTORNEY FOR REGISTRATION STATEMENT
          ON FORM S-8 UNDER THE SECURITIES ACT OF 1933




     The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints Alan R. Griffith, Thomas A. Renyi, Deno D. Papageorge, Charles E. Rappold, II and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-8, or such appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued under the Employees' Profit-Sharing Plan of the Company, the Employees' Stock Purchase Plan of the Company, the 1993 Long-Term Incentive Plan of the Company together with any interests to be offered or sold pursuant to such plans.

Dated: December 13, 1994
       New York, New York



/s/ Alan R. Griffith
______________________________
Alan R. Griffith

                  THE BANK OF NEW YORK COMPANY, INC.
          POWER OF ATTORNEY FOR REGISTRATION STATEMENT
          ON FORM S-8 UNDER THE SECURITIES ACT OF 1933




     The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints Alan R. Griffith, Thomas A. Renyi, Deno D. Papageorge, Charles E. Rappold, II and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-8, or such appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued under the Employees' Profit-Sharing Plan of the Company, the Employees' Stock Purchase Plan of the Company, the 1993 Long-Term Incentive Plan of the Company together with any interests to be offered or sold pursuant to such plans.

Dated: December 13, 1994
       New York, New York



/s/ Edward L. Hennessy, Jr.
______________________________
Edward L. Hennessy, Jr.

                  THE BANK OF NEW YORK COMPANY, INC.
          POWER OF ATTORNEY FOR REGISTRATION STATEMENT
          ON FORM S-8 UNDER THE SECURITIES ACT OF 1933




     The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints Alan R. Griffith, Thomas A. Renyi, Deno D. Papageorge, Charles E. Rappold, II and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-8, or such appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued under the Employees' Profit-Sharing Plan of the Company, the Employees' Stock Purchase Plan of the Company, the 1993 Long-Term Incentive Plan of the Company together with any interests to be offered or sold pursuant to such plans.

Dated: December 13, 1994
       New York, New York



/s/ John C. Malone
______________________________
John C. Malone

                  THE BANK OF NEW YORK COMPANY, INC.
          POWER OF ATTORNEY FOR REGISTRATION STATEMENT
          ON FORM S-8 UNDER THE SECURITIES ACT OF 1933




     The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints Alan R. Griffith, Thomas A. Renyi, Deno D. Papageorge, Charles E. Rappold, II and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-8, or such appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued under the Employees' Profit-Sharing Plan of the Company, the Employees' Stock Purchase Plan of the Company, the 1993 Long-Term Incentive Plan of the Company together with any interests to be offered or sold pursuant to such plans.

Dated: December 13, 1994
       New York, New York



/s/ Donald L. Miller
______________________________
Donald L. Miller

                  THE BANK OF NEW YORK COMPANY, INC.
          POWER OF ATTORNEY FOR REGISTRATION STATEMENT
          ON FORM S-8 UNDER THE SECURITIES ACT OF 1933




     The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints Alan R. Griffith, Thomas A. Renyi, Deno D. Papageorge, Charles E. Rappold, II and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-8, or such appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued under the Employees' Profit-Sharing Plan of the Company, the Employees' Stock Purchase Plan of the Company, the 1993 Long-Term Incentive Plan of the Company together with any interests to be offered or sold pursuant to such plans.

Dated: December 13, 1994
       New York, New York



/s/ H. Barclay Morley
______________________________
H. Barclay Morley

                  THE BANK OF NEW YORK COMPANY, INC.
          POWER OF ATTORNEY FOR REGISTRATION STATEMENT
          ON FORM S-8 UNDER THE SECURITIES ACT OF 1933




     The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints Alan R. Griffith, Thomas A. Renyi, Deno D. Papageorge, Charles E. Rappold, II and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-8, or such appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued under the Employees' Profit-Sharing Plan of the Company, the Employees' Stock Purchase Plan of the Company, the 1993 Long-Term Incentive Plan of the Company together with any interests to be offered or sold pursuant to such plans.

Dated: December 13, 1994
       New York, New York



/s/ Martha T. Muse
______________________________
Martha T. Muse

                  THE BANK OF NEW YORK COMPANY, INC.
          POWER OF ATTORNEY FOR REGISTRATION STATEMENT
          ON FORM S-8 UNDER THE SECURITIES ACT OF 1933




     The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints Alan R. Griffith, Thomas A. Renyi, Deno D. Papageorge, Charles E. Rappold, II and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-8, or such appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued under the Employees' Profit-Sharing Plan of the Company, the Employees' Stock Purchase Plan of the Company, the 1993 Long-Term Incentive Plan of the Company together with any interests to be offered or sold pursuant to such plans.

Dated: December 13, 1994
       New York, New York



/s/ Catherine A. Rein
______________________________
Catherine A. Rein

                  THE BANK OF NEW YORK COMPANY, INC.
          POWER OF ATTORNEY FOR REGISTRATION STATEMENT
          ON FORM S-8 UNDER THE SECURITIES ACT OF 1933




     The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints Alan R. Griffith, Thomas A. Renyi, Deno D. Papageorge, Charles E. Rappold, II and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-8, or such appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued under the Employees' Profit-Sharing Plan of the Company, the Employees' Stock Purchase Plan of the Company, the 1993 Long-Term Incentive Plan of the Company together with any interests to be offered or sold pursuant to such plans.

Dated: December 13, 1994
       New York, New York



/s/ Thomas A. Renyi
______________________________
Thomas A. Renyi

                  THE BANK OF NEW YORK COMPANY, INC.
          POWER OF ATTORNEY FOR REGISTRATION STATEMENT
          ON FORM S-8 UNDER THE SECURITIES ACT OF 1933




     The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints Alan R. Griffith, Thomas A. Renyi, Deno D. Papageorge, Charles E. Rappold, II and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-8, or such appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued under the Employees' Profit-Sharing Plan of the Company, the Employees' Stock Purchase Plan of the Company, the 1993 Long-Term Incentive Plan of the Company together with any interests to be offered or sold pursuant to such plans.

Dated: December 13, 1994
       New York, New York



/s/ Harold E. Sells
______________________________
Harold E. Sells

                  THE BANK OF NEW YORK COMPANY, INC.
          POWER OF ATTORNEY FOR REGISTRATION STATEMENT
          ON FORM S-8 UNDER THE SECURITIES ACT OF 1933




     The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints Alan R. Griffith, Thomas A. Renyi, Deno D. Papageorge, Charles E. Rappold, II and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-8, or such appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued under the Employees' Profit-Sharing Plan of the Company, the Employees' Stock Purchase Plan of the Company, the 1993 Long-Term Incentive Plan of the Company together with any interests to be offered or sold pursuant to such plans.

Dated: December 13, 1994
       New York, New York



/s/ Delbert C. Staley
______________________________
Delbert C. Staley

                  THE BANK OF NEW YORK COMPANY, INC.
          POWER OF ATTORNEY FOR REGISTRATION STATEMENT
          ON FORM S-8 UNDER THE SECURITIES ACT OF 1933




     The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints Alan R. Griffith, Thomas A. Renyi, Deno D. Papageorge, Charles E. Rappold, II and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-8, or such appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued under the Employees' Profit-Sharing Plan of the Company, the Employees' Stock Purchase Plan of the Company, the 1993 Long-Term Incentive Plan of the Company together with any interests to be offered or sold pursuant to such plans.

Dated: December 13, 1994
       New York, New York



/s/ W.S. White, Jr.
______________________________
W.S. White, Jr.

                  THE BANK OF NEW YORK COMPANY, INC.
          POWER OF ATTORNEY FOR REGISTRATION STATEMENT
          ON FORM S-8 UNDER THE SECURITIES ACT OF 1933




     The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints Alan R. Griffith, Thomas A. Renyi, Deno D. Papageorge, Charles E. Rappold, II and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-8, or such appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued under the Employees' Profit-Sharing Plan of the Company, the Employees' Stock Purchase Plan of the Company, the 1993 Long-Term Incentive Plan of the Company together with any interests to be offered or sold pursuant to such plans.

Dated: December 13, 1994
       New York, New York



/s/ Samuel H. Woolley
______________________________
Samuel H. Woolley